UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

REX AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

7720 Paragon Road Dayton, Ohio	45459
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 276-3931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Commons stock, $0.01 par value	REX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	New Independent Accountant

On July 5, 2023, the Audit Committee of the Board of Directors of REX American Resources Corporation (the “Company” or “REX”) approved the engagement of RSM US LLP (“RSM”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024, effective immediately, and RSM has accepted the engagement. The Audit Committee made its determination after completing a process it undertook to consider the selection of a public accounting firm for the Company’s 2023 audit, considering both Deloitte & Touche LLP (“Deloitte”) and RSM. This action effectively dismisses Deloitte as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended January 31, 2022 and 2023 and subsequent interim period through July 5, 2023, neither the Company nor anyone on its behalf consulted RSM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v ) of Regulation S-K.

(b)	Previous Independent Accountant

As described above, in connection with the engagement of RSM, the Audit Committee effectively dismissed Deloitte on July 5, 2023.

The audit reports of Deloitte on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended January 31, 2022 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended January 31, 2022 and 2023 and the subsequent interim period through July 5, 2023, there were no (1) disagreements between the Company and Deloitte on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference thereto in their reports on the consolidated financial statements for such years, or (2) reportable events.

(c)	Provision of Disclosure to Previous Independent Accountant

The Company provided Deloitte with a copy of this Form 8-K and requested Deloitte to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated July 6, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche LLP, dated July 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: July 6, 2023	By:	/s/ DOUGLAS L. BRUGGEMAN
Name: Douglas L. Bruggeman
Title: Vice President - Finance, Chief Financial Officer and Treasurer